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                                                                   EXHIBIT 10.16

                           BARRIER THERAPEUTICS, INC.

                            2004 STOCK INCENTIVE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

         I.       PURPOSE OF THE PLAN

                  This 2004 Stock Incentive Plan is intended to promote the interests of Barrier Therapeutics, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.      STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into four separate equity incentive programs:

                           -        the Discretionary Grant Program under which
eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

                           -        the Salary Investment Option Grant Program
under which eligible employees may elect to have a portion of their base salary invested in special option grants in one or more years for which the Plan Administrator implements such program,

                           -        the Stock Issuance Program under which
eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                           -        the Automatic Option Grant Program under
which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service.

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                  B.       The provisions of Articles One and Six shall apply to
all equity programs under the Plan and shall govern the interests of all persons under the Plan.

         III.     ADMINISTRATION OF THE PLAN

                  A. The Compensation Committee is hereby appointed by the Board to serve as the Plan Administrator and in that capacity shall have the sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. The Board hereby vests the Compensation Committee with the authority to administer the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs; provided, however, that the Board may at any time, in its discretion, appoint a secondary committee of one or more Board members to have separate but concurrent jurisdiction with the Compensation Committee to administer those programs with respect to persons other than
Section 16 Insiders or exercise such separate but concurrent authority itself.

                  B. The Compensation Committee as Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding stock options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs or any stock option, stock appreciation right, stock issuance or other stock-based award thereunder.

                  C. The Compensation Committee as Plan Administrator shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants made under that program.

                  D. Service as the Plan Administrator shall constitute service as a Board member, and the individuals serving in that capacity shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as Plan Administrator. No individual serving in his or her capacity as Plan Administrator shall be liable for any act or omission made in good faith with respect to the Plan or any stock option, stock appreciation right, stock issuance or other stock-based award made or granted under the Plan.

                  E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of those programs, and the Plan Administrator not shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

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         IV.      ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

                           (i)      Employees,

                           (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                           (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

                  C. The Plan Administrator shall have full authority to determine, (i) with respect to the grant of options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the option or stock appreciation right and the maximum term for which the option or stock appreciation right is to remain outstanding and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares which are the subject of such issuance or award and the consideration for those shares.

                  D. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation right in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

                  E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

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         V.       STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,037,500 shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under the Predecessor Plan transferred to this Plan, (ii) plus an additional increase of approximately 500,000 shares to be approved by the Corporation's stockholders prior to the Underwriting Date.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2005, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,000,000 shares.

                  C. No one person participating in the Plan may receive stock options, stand-alone exercisable stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards (whether in the form of restricted stock units or other share-right awards) for more than 1,250,000 shares of Common Stock in the aggregate per calendar year.

                  D. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards or (ii) the awards are cancelled in accordance with the exchange/ repricing provisions of Article Two. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised

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stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect be treated under the Plan as a cash bonus, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and not as an issuance and immediate repurchase of those shares.

                  E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members,
(iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan, (v) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan, (vi) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                  F. Outstanding awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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                                   ARTICLE TWO

                           DISCRETIONARY GRANT PROGRAM

         I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       EXERCISE PRICE.

                           1.       The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

                                    (i)      cash or check made payable to the
         Corporation,

                                    (ii)     shares of Common Stock held for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                    (iii)    to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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                  B.       EXERCISE AND TERM OF OPTIONS. Each option shall be
exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       EFFECT OF TERMINATION OF SERVICE.

                           1.       The following provisions shall govern the
exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee's cessation of Service:

                                    (i)      Any option outstanding at the time
         of the Optionee's cessation of Service shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                    (ii)     Any option outstanding at the time
         of the Optionee's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                                    (iii)    Should the Optionee's Service be
         terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

                                    (iv)     During the applicable post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

                           2.       The Plan Administrator shall have complete
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                    (i)      extend the period of time for which
         the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as

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         the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                    (ii)     permit the option to be exercised,
         during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                  D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the LOWER of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. However, the Plan Administrator may permit an assignment, in whole or in part, during the Optionee's lifetime, of a Non-Statutory Option, if such assignment is in connection with the Optionee's estate plan and is to one or more Family Members of the Optionee or to a trust established exclusively for one or more such Family Members or is pursuant to a domestic relations order covering the option as marital property. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

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         II.      INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. ELIGIBILITY. Incentive Options may only be granted to Employees.

                  B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

                  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

         III.     STOCK APPRECIATION RIGHTS

                  A. AUTHORITY. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

                  B. TYPES. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and (iii) limited stock appreciation rights ("Limited Rights").

                  C. TANDEM RIGHTS. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

                           1.       One or more Optionees may be granted a
Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the

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excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                           2.       No such option surrender shall be effective
unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                           3.       If the surrender of an option is not
approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                  D. STAND-ALONE RIGHTS. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:

                           1.       One or more individuals eligible to
participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                           2.       The number of shares of Common Stock
underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the

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extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

                           3.       Stand-alone Rights shall be subject to the
same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except to one or more Family Members of the holder or to a trust established for such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

                           4.       The distribution with respect to an
exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  E. LIMITED RIGHTS. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                           1.       One or more Section 16 Insiders may, in the
Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                           2.       Upon the occurrence of a Hostile
Tender-Offer, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender-Offer) to surrender each option with such a Limited Right to the Corporation. The
Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                           3.       The Plan Administrator shall pre-approve, at
the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

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                  F.       NET COUNTING. Upon the exercise of any Tandem,
Stand-alone or Limited Right under this Section III, the share reserve under
Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Stand-alone or Limited Right is exercised.

         IV.      CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of a Change in Control, each outstanding option or stock appreciation right under the Discretionary Grant Program shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding option or stock appreciation right shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option or stock appreciation right is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant.

                  B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

                  D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone exercisable stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options or stock appreciation rights under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

                  E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

                  F. The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those options or stock appreciation rights do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

                  G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options or stock appreciation rights under the Discretionary Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.

                  H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

         V.       EXCHANGE/REPRICING PROGRAMS

                  A. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding options or stock appreciation right under the Discretionary Grant Program (including outstanding options transferred from the Predecessor Plan) and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or (ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

                  B. The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with the consent of the affected holders, to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights to the then current Fair Market Value per share of Common Stock or issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

         I.       OPTION GRANTS

                  The Plan Administrator shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than One Hundred Thousand Dollars ($100,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

         II.      OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A.       EXERCISE PRICE.

                           1.       The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become immediately
due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount by which the Optionee's base
                  salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and

                           B is the Fair Market Value per share of Common Stock
                  on the option grant date.

                  C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

         III.     CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER

                  A. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. Any option so assumed or continued shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  B. In the event of a Hostile Take-Over while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Change in Control or (iv) the surrender of the option in connection with a Hostile Tender-Offer.

                  C. Upon the occurrence of a Hostile Tender-Offer while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Plan Administrator shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

         IV.      REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

         I.       STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

                  A.       ISSUE PRICE.

                           1.       The issue price per share shall be fixed by
the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                           2.       Shares of Common Stock may be issued under
the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                    (i)      cash or check made payable to the
         Corporation,

                                    (ii)     past services rendered to the
         Corporation (or any Parent or Subsidiary); or

                                    (iii)    any other valid consideration under
         the Delaware General Corporation Law.

                  B.       VESTING PROVISIONS.

                           1.       Shares of Common Stock issued under the
Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

                           2.       Any new, substituted or additional
securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3.       The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

                           4.       Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, the Corporation shall repay to the Participant the LOWER of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

                           5.       The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                           6.       Outstanding share right awards or restricted
stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

         II.      CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.

                  C. The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.

                  D. The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

         I.       OPTION TERMS

                  A. GRANT DATES. Option grants shall be made on the dates specified below:

                           1.       Each individual who is first elected or
appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase up to 30,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                           2.       On the date of each Annual Stockholders
Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase up to 15,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such annual share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                  B.       EXERCISE PRICE.

                           1.       The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall be payable in one
or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. OPTION TERM. Each option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Optionee's cessation of Board service.

                  D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the LOWER of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of service as a Board member over the four (4)-year period measured from the option grant date. The shares subject to each annual share option grant shall vest in one installment upon the EARLIER of (i) the Optionee's completion of the one
(1)-year period of Board service measured from the grant date or (ii) the Optionee's continuation in Board service through the day immediately preceding the next Annual Stockholders Meeting following such grant date.

                  E. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more of his or her Family Members or to a trust established exclusively for one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                  F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                    (i)      The Optionee (or, in the event of
         Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve
         (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                    (ii)     During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                    (iii)    Should the Optionee cease to serve
         as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

                                    (iv)     In no event shall the option remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

         II.      CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER

                  A. In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

                  B. In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Tender-Offer.

                  C. All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

                  D. Upon the occurrence of a Hostile Tender-Offer while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five
(5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                  E. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

         III.     REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

                                  ARTICLE SIX

                                  MISCELLANEOUS

         I.       TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the options granted under the Automatic Option Grant Program), stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

                           Stock Withholding: The election to have the
Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall NOT reduce the number of shares of Common Stock authorized for issuance under the Plan.

                           Stock Delivery: The election to deliver to the
Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

         II.      SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

         III.     EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Plan Administrator may deem appropriate. Options may be granted under the Discretionary Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options or stock appreciation rights granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, then all options or stock appreciation rights previously granted under this Plan shall terminate and cease to be outstanding, and no further options or stock appreciation rights shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest to occur of (i) January 31, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate on January 31, 2014, then all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

         IV.      AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, stockholder approval will be required for any amendment to the Plan which (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits accruing to the Optionees and Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan or (v) expands the types of awards available for issuance under the Plan.

                  B. Options and stock appreciation rights may be granted under the Discretionary Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased either by (1) the automatic annual share increase provisions of Section V.B. of Article One or (2) the stockholder approval of an amendment of the Plan sufficiently increasing the share reserve. If stockholder approval is required and is not obtained within twelve (12) months after the date the first excess issuances are made against the contingent increase, then (i) any unexercised options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         V.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         VI.      REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise or vesting of any granted option, stock appreciation right or other stock-based award or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq Stock Market, if applicable) on which Common Stock is then listed for trading.

         VII.     NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Five of the Plan.

                  B. BOARD shall mean the Corporation's Board of Directors.

                  C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                           (i)      a merger, consolidation or other
         reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

                           (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                           (iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders.

                  D. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  E. COMMON STOCK shall mean the Corporation's common stock.

                  F. COMPENSATION COMMITTEE shall mean the Compensation Committee of the Corporation's Board of Directors.

                                       A-1.

                  G. CORPORATION shall mean Barrier Therapeutics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Barrier Therapeutics, Inc. which has by appropriate action assumed the Plan.

                  H. DISCRETIONARY GRANT PROGRAM shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

                  I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                                      A-2.

                  L. FAMILY MEMBER means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

                  M. HOSTILE TAKE-OVER shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                           (i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

                           (ii)     a Hostile Tender-Offer.

                  N. HOSTILE TENDER-OFFER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty percent (20%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                  O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

                  P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                           (i) such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

                           (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by

                                      A-3.

         more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual's consent.

                  Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

                  R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                  S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

                  T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Grant, Salary Investment Option Grant or Automatic Option Grant Program.

                  U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  V. PARTICIPANT shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program..

                  W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

                  X. PLAN shall mean the Corporation's 2004 Stock Incentive Plan, as set forth in this document.

                                      A-4.

                  Y. PLAN ADMINISTRATOR shall mean the Compensation Committee acting in its administrative capacity under the Plan. Such term shall also include the Board or any secondary committee of the Board, to the extent the Board or such secondary committee is carrying out any administrative responsibilities allocated to it under the Plan with respect to persons other than Section 16 Insiders.

                  Z. PLAN EFFECTIVE DATE shall mean the date the Plan shall become effective and shall be coincident with the Underwriting Date.

                  AA.      PREDECESSOR PLAN shall mean the Corporation's 2002
Equity Incentive Plan in effect immediately prior to the Plan Effective Date hereunder.

                  BB.      SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the
salary investment option grant program in effect under Article Three of the Plan.

                  CC.      SECTION 16 INSIDER shall mean an officer or director
of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  DD.      SERVICE shall mean the performance of services for
the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which exceeds ninety (90) days, Service shall be deemed, for purposes of determining the period within which any outstanding option held by the Optionee in question may be exercised as an Incentive Option, to cease on the ninety-first (91st) day of such leave, unless the right of that Optionee to return to Service following such leave is guaranteed by law or statute. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

                  EE.      STOCK EXCHANGE shall mean either the American Stock
Exchange or the New York Stock Exchange.

                  FF.      STOCK ISSUANCE AGREEMENT shall mean the agreement
entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

                  GG.      STOCK ISSUANCE PROGRAM shall mean the stock issuance
program in effect under Article Four of the Plan.

                  HH.      SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  II. TENDER-OFFER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.

                  JJ.      10% STOCKHOLDER shall mean the owner of stock (as
determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                  KK.      UNDERWRITING AGREEMENT shall mean the agreement
between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                  LL.      UNDERWRITING DATE shall mean the date on which the
Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                  MM.      WITHHOLDING TAXES shall mean the applicable income
and employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.

                                      A-6.